UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

Devon Energy Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OKLAHOMA		73102-5015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	DVN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation (“Devon”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, June 3, 2020. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the Annual Meeting.

1.    The stockholders elected each of Devon’s eleven nominees to serve on the Board of Directors of Devon (the “Board”) for a one-year term. The vote tabulation with respect to each nominee was as follows:

Nominee	Votes For	Authority Withheld	Broker Non-Votes
Barbara M. Baumann	268,962,852	8,499,182	47,882,896
John E. Bethancourt	267,312,690	10,149,344	47,882,896
Ann G. Fox	271,439,118	6,022,916	47,882,896
David A. Hager	272,577,115	4,884,919	47,882,896
Robert H. Henry	264,990,210	12,471,824	47,882,896
Michael M. Kanovsky	265,043,812	12,418,222	47,882,896
John Krenicki Jr.	262,965,796	14,496,238	47,882,896
Robert A. Mosbacher Jr.	262,555,963	14,906,071	47,882,896
Duane C. Radtke	272,525,654	4,936,380	47,882,896
Keith O. Rattie	273,581,967	3,880,067	47,882,896
Mary P. Ricciardello	261,931,825	15,530,209	47,882,896

2.    The appointment of KPMG LLP as Devon’s independent auditors for 2020 was ratified. The results of the vote were as follows:

Votes For	Votes AGAINST	vOTES aBSTAINED	Broker Non-Votes
310,364,439	14,283,319	697,172	—

3.    The Board proposal for an advisory (non-binding) vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

Votes For	Votes AGAINST	vOTES aBSTAINED	Broker Non-Votes
168,680,699	106,660,606	2,120,729	47,882,896

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Christopher J. Kirt
Christopher J. Kirt
Vice President Corporate Governance and Secretary

Date: June 4, 2020